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                                                                  EXHIBIT 10.132


                                   BRIDGE NOTE


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE REGISTRATION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF OR THE ISSUE DATE OF THE BRIDGE NOTE WHICH WAS CONVERTED INTO THIS NOTE, AS THE CASE MAY BE, AND THE LAST DATE ON WHICH THE BORROWER OR AN AFFILIATE OF THE BORROWER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE BORROWER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPHS (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND SUBJECT TO THE BORROWER'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT, AND IN THE CASE OF ANY OF THE FOREGOING


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CLAUSES (A)-(F), A CERTIFICATE OF TRANSFER IN FORM REASONABLY SATISFACTORY TO
THE BORROWER IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE BORROWER AND, IN THE CASE OF CLAUSE (E), A TRANSFEREE LETTER OF REPRESENTATION IN THE FORM ATTACHED TO THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEREE TO THE BORROWER. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.



                               COSMAR CORPORATION

                         SENIOR SECURED PROMISSORY NOTE


                                                              New York, New York

$                                                               December 4, 1996
 ----------


                  FOR VALUE RECEIVED, Cosmar Corporation, a Delaware corporation
(the "Borrower") promises to pay to the order of          ("Payee"), on December
 4, 1997, the principal amount of                    Dollars ($         ).

                  The Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Senior Secured Credit Agreement, dated as of December 4, 1996, among the Borrower, the Guarantors named therein and the Lenders named therein (as the same may at any time be amended, modified or supplemented and in effect, the "Credit Agreement") applicable to the Bridge Notes.

                  This Bridge Note is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Bridge Loan evidenced hereby was made and is to be repaid. This Bridge Note is also entitled to the benefits of the Security Documents and the Guarantees. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

                  All payments of principal and interest in respect of this Bridge Note shall be made in lawful money of the United States of America in same day funds to Payee at its Principal Office, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Each of


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Payee and any subsequent holder of this Bridge Note agrees, by its acceptance hereof, that before disposing of this Bridge Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Bridge Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Bridge Note.

                  Whenever any payment on this Bridge Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Bridge Note.

                  This Bridge Note is subject to mandatory prepayment and redemption as provided in subsection 2.5A(ii) of the Credit Agreement and prepayment at the option of the Borrower as provided in subsection 2.5A(i) of the Credit Agreement.

                  The obligations of the Borrower under this Bridge Note are guaranteed by the Guarantors as provided in Section 9 of the Credit Agreement. Attached hereto are endorsements of the Guarantors evidencing the Guarantees.

                  THE CREDIT AGREEMENT AND THIS BRIDGE NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Bridge Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Bridge Note are subject to amendment only in the manner provided in the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Bridge Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Bridge Note at the place, at the respective times, and in the currency herein prescribed.

                  The Borrower promises to pay all reasonable out-of-pocket costs and expenses, including all attorneys' fees, all as provided in Section
10.3 of the Credit Agreement, actually incurred in the collection and enforcement of this Bridge Note. The Borrower and endorsers of this Bridge Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive


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diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  IN WITNESS WHEREOF, the Borrower has caused this Bridge Note to be executed and delivered by its duly authorized officers, as of the day and year and at the place first above written.


                                       COSMAR CORPORATION



                                       By:______________________________
                                       Name:
                                       Title:


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                           TRANSACTIONS ON BRIDGE NOTE




                      Amount of                Outstanding
                      Principal                Principal
                      Paid                     Balance                 Notation
Date                  This Date                This Date               Made By
----                  ---------                ---------               -------


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                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to elect to have this Bridge Note purchased by the Borrower pursuant to Section 2.5A(iv) of the Credit Agreement (which relates to a Change of Control), check the box: [____]

                  If you wish to elect to have only part of this Bridge Note purchased by the Borrower pursuant to Section 2.5A(iv) of the Credit Agreement, state the amount:
$[     ]



Date:__________________  Your Signature:________________________________________
                                                   (Sign exactly as
                                                    your name appears
                                                    on the other side
                                                    of this Note)




Signature Guarantee:____________________________________________________________


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                                       -1-


                       TRANSFEREE LETTER OF REPRESENTATION


COSMAR CORPORATION


Ladies and Gentlemen:

                  In connection with our proposed purchase of $       aggregate
principal amount of Senior Secured Notes (the "Notes") of Cosmar Corporation, a Delaware corporation (the "Company"):

                  1. We understand that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is three years after the later of the date of original issue of the Notes or of the Bridge Notes which were converted into the Notes, as the case may be, and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act,
(e) to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Notes for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and that, if acquiring the Notes from such an institutional "accredited investor," is acquiring Notes having an aggregate principal amount of not less than $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of


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Rule 501 under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company reserves the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clauses (d), (e) and (f) above to require the delivery of any opinion of counsel, certifications and/or other information reasonably satisfactory to the Company.

                  2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) that is acquiring the Notes for our own account or for the account of such an institutional "accredited investor" (and, if acquiring the Notes from such an institutional "accredited investor" are acquiring Notes having an aggregate principal amount of not less than $250,000), and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  3. We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                               Very truly yours,



                                               By:    (NAME OF PURCHASER)
                                                  ---------------------------

                                               Date:
                                                    ----------------

         Upon transfer the Notes would be registered in the name of the new beneficial owner as follows:

Name:
     ------------------------------------
Address:
        ---------------------------------
Taxpayer ID Number:
                   ----------------------